PREFERRED INCOME FUND INCORPORATED
PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
PREFERRED INCOME MANAGEMENT FUND INCORPORATED
301 E. Colorado Boulevard, Suite 720
Pasadena, California 91101

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
To Be Held on July 25, 1997

To the Shareholders:

	Notice is hereby given that the Annual Meetings of Shareholders of Preferred Income Fund Incorporated, Preferred Income Opportunity Fund Incorporated and Preferred Income Management Fund Incorporated (each a "Fund" and collectively, the "Funds"), each a Maryland corporation, will be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 at 8:30 a.m., on July 25, 1997, for the following purposes:

	1.	To elect Directors of each Fund (Proposal 1).

2.	To ratify the selection of Coopers & Lybrand L.L.P. as
independent accountants for each Fund for the fiscal year ending
November 30, 1997 (Proposal 2).

3.	To transact such other business as may properly come before
the Meetings or any adjournments thereof.

	The Board of Directors of each Fund has fixed the close of business on May 1, 1997 as the record date for the determination of shareholders of the Funds entitled to notice of and to vote at the Annual Meetings.
							By Order of the Board of
Directors,


							DONALD F. CRUMRINE
							Secretary

May 5, 1997

	SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE
PROXY CARD OR CARDS IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO
POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.




INSTRUCTIONS FOR SIGNING PROXY CARDS




	The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

	1.	Individual Accounts:  Sign your name exactly as it
appears in the registration on the proxy card(s).

	2.	Joint Accounts:  Either party may sign, but the name
of the party signing should conform exactly to a name shown in the registration.

	3.	All Other Accounts:  The capacity of the individual
signing the proxy card should be indicated unless it is reflected in the form of registration. For example:




Registration
Valid
Signature


Corporate Accounts


(1)  ABC Corp.
ABC Corp.

(2)  ABC Corp.
John Doe,
Treasurer

(3)  ABC Corp., c/o John
Doe Treasurer
John Doe

(4)  ABC Corp. Profit
Sharing Plan
John Doe,
Trustee


Trust Accounts


(1)  ABC Trust
Jane B. Doe,
Trustee

(2)  Jane B. Doe,
Trustee, u/t/d 12/28/78
Jane B. Doe


Custodian or Estate
Accounts


(1)  John B. Smith,
Cust.,
John B. Smith

      f/b/o John B.
Smith, Jr. UGMA


(2)  John B. Smith
John B.
Smith, Jr.,
Executor





PREFERRED INCOME FUND INCORPORATED
PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
PREFERRED INCOME MANAGEMENT FUND INCORPORATED

301 E. Colorado Boulevard, Suite 720
Pasadena, California 91101


ANNUAL MEETINGS OF SHAREHOLDERS
July 25, 1997

JOINT PROXY STATEMENT


	This document is a joint proxy statement ("Joint Proxy Statement") for Preferred Income Fund Incorporated ("Preferred Income Fund" or "PFD"), Preferred Income Opportunity Fund Incorporated ("Preferred Income Opportunity Fund" or "PFO") and Preferred Income Management Fund Incorporated ("Preferred Income Management Fund" or "PFM") (each a "Fund" and collectively the "Funds"). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each respective Fund's Board of Directors (each a "Board" and collectively, the "Boards") for use at the Annual Meeting of Shareholders of each Fund to be held on July 25, 1997, at 8:30 a.m., at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and proxy card for each Fund of which you are a shareholder accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning on or about May 5, 1997, primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers and employees of the Funds; Flaherty & Crumrine Incorporated ("Flaherty & Crumrine"), the investment adviser of each Fund; and First Data Investor Services Group, Inc. ("FDISG"), the transfer agent and administrator of each Fund and a wholly-owned subsidiary of First Data Corporation. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid by the Funds in proportion to each Fund's net assets. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The Annual Report of each Fund, including audited financial statements for the fiscal year ended November 30, 1996, is available upon request, without charge, by writing FDISG, P.O. Box 1376, Boston, Massachusetts 02104, or calling 1-800-331-1710.

	If the enclosed proxy is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Director and FOR the other matters listed in the accompanying Notice of Annual Meetings of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund at the above address prior to the date of the Meeting.

	In the event that a quorum is not present at a Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the Joint
Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered.

	All Funds have two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock"); and Money Market Cumulative PreferredTM Stock, par value $0.01 per share ("MMP"; together with the Common Stock, the "Shares"). On the record date, May 1, 1997, the following number of Shares of each Fund were issued and outstanding:


Name of Fund
Com
mon
Sto
ck
Out
sta
ndi
ng
MMP

Out
sta
ndi
ng

Preferred Income
Fund

9,8
38,
571

575

Preferred Income
Opportunity Fund
11,
151
,28
7
700

Preferred Income
Management Fund

9,4
16,
743
775


	Except as described below, as of May 1, 1997, to the knowledge of each Fund and its Board, no single shareholder or "group," as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), beneficially owned more than 5% of the Fund's outstanding Shares. As of April 9, 1997, Horejsi Enterprises, Inc. located at 253 N. Santa Fe, PO Box 45 Salina, Kansas 67402, and The Lola Brown Trust No. 1B beneficially owned 22.0% and 5.44%, respectively, of Preferred Income Management Fund's outstanding shares of Common Stock and are, as a group, considered to be a control person of Preferred Income Management Fund, as such term is defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Stuart R. Horejsi, who may be deemed to control Horejsi Enterprises, Inc. and who is a Trustee of The Lola Brown Trust No. 1B, is under consideration for membership on the Board of Preferred Income Management Fund (see page 6). Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such holders. As of May 1, 1997, Cede & Co., a nominee partnership of Depository Trust Company, held 9143,359 Shares or 92.9% of Shares of Preferred Income Fund outstanding, 10,385,082 Shares or 93.12% of Shares of Preferred Income Opportunity Fund outstanding, and 8,830,688 Shares or 93.8% of Preferred Income Management Fund outstanding.

	This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Other than as described below under Proposal 1, shareholders of each Fund will vote as a single class and will vote separately on each proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares.
Thus, if a proposal is approved by shareholders of one Fund and disapproved by shareholders of any other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign each enclosed proxy card. Shareholders of each Fund will vote on all proposals pertaining to that Fund.

	In order that your Shares may be represented at the Meetings, you are requested to vote on the following matters:

PROPOSAL 1:  ELECTION OF DIRECTORS

	The first proposal to be considered at the Meetings is the election of Directors of the Funds.

	Each nominee has consented to serve as a Director if elected at the relevant Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

	The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term. The classes of Directors are the same for each Fund and are indicated below:

Class I
Directors

Class II
Directors

Martin
Brody

Donald F.
Crumrine

David Gale

Robert F.
Wulf






Class III
Directors



Robert T.
Flaherty



Morgan
Gust



	 Class II Directors of Preferred Income Fund, Martin Brody, one of the Class I Directors of Preferred Income Opportunity Fund and the Class III Directors of Preferred Income Management Fund, each of whose current term expires on the date of the Meetings, have been nominated for a three-year term to expire at each Fund's 2000 Annual Meeting of Shareholders and until their successors are duly elected and qualified. In addition, Mr. David Gale, a Class
I Director of each Fund, has been nominated for a two-year term for Preferred Income Fund, a one- year term for Preferred Income Management Fund and a three-year term for Preferred Income Opportunity Fund. Mr. Gale was elected to the Board of Directors of each Fund on January 24, 1997 to fill a vacancy created when the number of members of each Board was increased from five to six. Class III Directors of Preferred Income Fund, Class II Directors of Preferred Income Opportunity Fund and Class I Directors of Preferred Income Management Fund serve until each Fund's Annual Meeting of Shareholders in 1998 and Class I
Directors of Preferred Income Fund, Class III Directors of Preferred Income Opportunity Fund and Class II Directors of Preferred Income Management Fund serve until each Fund's Annual Meeting of Shareholders in 1999. Except for Mr. Gale, each Director has served in such capacity since each Fund's commencement of operations.

	Under each Fund's Articles of Incorporation, Articles Supplementary and the 1940 Act, holders of Shares of MMP, voting as a single class, will be entitled to elect two Directors, and holders of the Common Stock will be entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, which permit the holders of Shares of MMP to elect the minimum number of additional Directors that when combined with the two Directors elected by the holders of Shares of MMP would give the holders of Shares of MMP a majority of the Directors when dividends are in arrears for two full years. Donald F. Crumrine and Morgan Gust currently represent holders of Shares of MMP of each Fund. A quorum of the MMP shareholders must be present at the Meeting in order for this proposal to be considered.

	No Director or officer owned any shares of MMP on May 1, 1997. Each Director serves in the same capacity for each Fund.
As of the Record Date, May 1, 1997, the officers and Directors of each Fund as a group beneficially owned less than 1% of the Shares of that Fund. "Beneficial Ownership" is defined under Section 13(d) of the 1934 Act. Set forth in the following table are the existing Directors and nominees for election to the Board of Directors of the Funds, together with certain other information:



Name, Address
and Age

Business
Experience
During the
Past Five
Years
Common
Stock
Benefic
ially
Owned
on May
1, 1997





Class I
Director







Martin Brody
c/o HMK
Associates
30 Columbia
Turnpike
Florham Park,
NJ 07932
Age: 75
Director of
the Funds;
Director of
Jaclyn, Inc.,
Director of
several other
investment
companies.
1,008
Shares
of PFD
   837
Shares
of PFO

0
Shares
of PFM



David Gale
Delta
Dividend
Group, Inc.
301 Pine
Street
San
Francisco, CA
94104
Age: 48

Director of
the Funds;
President &
CEO of Delta
Dividend
Group, Inc.
(Investments)

1,500
Shares
of PFD
   500
Shares
of PFO
   500
Shares
of PFM






Class II
Directors







Donald F.
Crumrine*
301 E.
Colorado
Boulevard
Suite 720
Pasadena, CA
91101
Age:  49
Director,
Chief
Financial
Officer,
Chief
Accounting
Officer, Vice
President and
Secretary of
the Funds;
Chairman of
the Board and
Director of
Flaherty &
Crumrine.
10,580
Shares
of PFD
12,663
Shares
of PFO
  8,169
Shares
of PFM






Robert F.
Wulf
3560
Deerfield
Drive South
Salem, OR
97302
Age:  60
Director of
the Funds;
since March
1984,
Financial
Consultant.
1,224
Shares
of PFD
1,000
Shares
of PFO
1,006
Shares
of PFM






Class III
Directors







Robert T.
Flaherty*
301 E.
Colorado
Boulevard
Suite 720
Pasadena, CA
91101
Age:  59
Director,
Chairman of
the Board,
President and
Chief
Executive
Officer of
the Funds;
Director of
Flaherty &
Crumrine.
  9,269
Shares
of PFD
11,103
Shares
of PFO
  9,169
Shares
of PFM






Morgan Gust
Giant
Industries,
Inc.
23733 N.
Scottsdale
Road
Scottsdale,
AZ 85255
Age:  50
Director of
the Funds;
since August
1990, Vice
President,
General
Counsel and
Corporate
Secretary,
and since
1992, also
Vice
President-
Administratio
n, Giant
Industries,
Inc.
1,385
Shares
of PFD
1,467
Shares
of PFO
1,296
Shares
of PFM




*	"Interested person" of the Fund as defined in the 1940 Act.
 	7,169 Shares of PFD, 8,603 Shares of PFO and 7,169 Shares of PFM are held by Flaherty & Crumrine of which the reporting person is a shareholder and director and, therefore, such person is deemed to have an indirect beneficial interest in the respective share amounts.

	Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of their affiliates receives a fee of $9,000 per annum plus $500 for each in-person meeting, and $100 for each telephone meeting. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. The Board of Directors of each Fund held seven meetings (three of which were held by telephone conference call) during the fiscal year ended November 30, 1996, and all of the Directors of each Fund, attended in-person at least 75% held while he was a director. The aggregate remuneration paid to the Directors of each Fund for the fiscal year ended November 30, 1996, amounted to $43,110 for Preferred Income Fund and Preferred Income Opportunity Fund and $43,610 for Preferred Income Management Fund (including reimbursement for travel and out-of-pocket expenses for both "interested" and non-interested Directors).

	Each Board of Directors has an Audit Committee consisting of Messrs. Gust, Brody and Wulf. The Audit Committee reviews the scope and results of each Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Each Audit Committee met twice during the fiscal year ended November 30, 1996.

	Each Board of Directors has a Nominating Committee consisting of Messrs. Gust, Brody and Wulf, which is responsible for considering candidates for election to the Board of Directors of each Fund. The Preferred Income Management Fund's Nominating Committee is scheduled to meet on May 2, 1997 to consider the nomination of Mr. Stuart R. Horejsi to serve as a member of the Board of Directors of the Preferred Income Management Fund (see page 2). If the Nominating Committee nominates Mr. Horejsi, he will be considered by the entire Board at its meeting on July 25, 1997 following the annual shareholder meeting. If elected by the Board, Mr. Horejsi will be presented to shareholders of the Preferred Income Management Fund for election at the 1998 annual meeting of shareholders.

	The names of the officers of each Fund (other than Messrs. Flaherty and Crumrine who are described above) are listed in the table below. Each officer was first elected to office at the organization of each Fund. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of a Fund.



Name

Positions Held
Within each Fund
Principal
Occupations and
Other
Affiliations
During
The Past Five
Years


Robert
M.
Etting
er
Age:
38

Vice President
and Assistant
Treasurer of the
Funds; President
and Director of
Flaherty &
Crumrine

President and
Director,
Flaherty &
Crumrine


Peter
C.
Stimes
Age:
41

Vice President,
Treasurer and
Assistant
Secretary of the
Funds; Vice
President of
Flaherty &
Crumrine

Vice President,
Flaherty &
Crumrine




	The following table sets forth certain information regarding the compensation of each Fund's Directors, other than Mr. Gale who was elected as a Director of each Fund on January 24, 1997, during the fiscal year ended November 30, 1996. No executive officer or person affiliated with the Fund received compensation from the Fund during the fiscal year ended November 30, 1996 in excess of $60,000. Directors of the Funds do not receive pension or retirement benefits from the Funds.

COMPENSATION TABLE

Name of
Person
and
Position
Aggregate
Compensation
from each
Fund
Total
Compensation
From the Fund
and Fund
Complex Paid
to Directors*





Robert
T.
Flaherty
Director
,
Chairman
of the
Board,
Presiden
t and
Chief
Executiv
e
Officer
$0
$0     (3)





Donald
F.
Crumrine
Director
, Chief
Financia
l
Officer,
Chief
Accounti
ng
Officer,
Vice
Presiden
t and
Secretar
y
$0
$0     (3)





Martin
Brody
Director
$11,700 PFD
$11,700 PFO
$11,700 PFM
$35,100(3)





Morgan
Gust
Director
$12,200 PFD
$12,200 PFO
$12,200 PFM
$36,600(3)





Robert
F. Wulf
Director
$12,200 PFD
$12,200 PFO
$12,200 PFM
$36,600(3)





David
Gale
Director
$0
$0     (3)


__________________________________
* Represents the total compensation paid to such persons by the Funds during the fiscal year ended November 30, 1996, which are considered part of the same "fund complex" because they have a common adviser. The parenthetical number represents the number of such investment companies, including the Funds. Mr. Gale was not a director of the Funds during the fiscal year ended November 30, 1996.

Required Vote

	Election of each of the listed nominees for Director of each Fund will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

THE DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 1.

PROPOSAL 2:  RATIFICATION OF THE SELECTION
OF INDEPENDENT ACCOUNTANTS

	The firm of Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), One Post Office Square, Boston, Massachusetts 02109, has served as independent accountants for each Fund since the Fund's commencement of operations, and has been selected to serve in such capacity for the Fund's fiscal year ending November 30, 1997 by the Directors of the Fund, including those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or Flaherty & Crumrine. Coopers & Lybrand has informed the Funds that it has no direct or indirect financial interest in the Funds. A representative of Coopers & Lybrand will not be present at the Meetings but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

Required Vote

	Ratification of the selection of Coopers & Lybrand as independent accountants for a Fund requires the affirmative vote of the holders of a majority of the shares of Common Stock and MMP represented at the Meeting in person or by proxy voting as a single class.

THE BOARD OF DIRECTORS OF EACH FUND, INCLUDING ALL OF THE NON-
INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
PROPOSAL NO. 2.


SUBMISSION OF SHAREHOLDER PROPOSALS

	All proposals by shareholders of each Fund that are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 1998 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the meeting no later than January 8, 1998.



ADDITIONAL INFORMATION

Investment Adviser and Administrator

	Flaherty & Crumrine serves as the Investment Adviser to the Funds and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. FDISG acts as the administrator to the Funds and is located at One Exchange Place, Boston, Massachusetts 02109.

Compliance with the Securities and Exchange Act of 1934

	Section 16(a) of the 1934 Act requires the Funds' directors and officers, certain persons affiliated with Flaherty & Crumrine and persons who own more than 10% of a registered class of the Funds' securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange.
Directors, officers and greater-than-10% shareholders are required by the SEC regulations to furnish the Fund with copies of all
Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

Broker, Non-Votes and Abstentions

	A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

OTHER MATTERS TO COME BEFORE THE MEETING

	The Funds do not intend to present any other business at the Meetings, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meetings, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

	IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE
THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.




SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[    ]	Preliminary Proxy Statement
[    ]	Confidential, for Use of the Commission Only (as
permitted by Rule 14a-6(e)(2))
[ X ]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-
11(c) or Sec. 240.14a-12

PREFERRED INCOME FUND INCORPORATED
PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
PREFERRED INCOME MANAGEMENT FUND INCORPORATED
(Name of Registrant as Specified In Its Charter)

CHRISTINE P. RITCH
ASSISTANT SECRETARY
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required.

[     ]	Fee computed on table below per Exchange Act
Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which
transactions applies:

2)	Aggregate number of securities to which transaction
applies:

3)	Per unit price or other underlying value of
transaction computed
	pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
	the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[    ]	Fee paid previously with preliminary materials.

[    ]	Check box if any part of the fee is offset as
provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:	May 12, 1997


PREFERRED INCOME FUND INCORPORATED
	PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Money Market Cumulative Preferred Stock ("MMP"), of Preferred Income Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine and Christine
 P.
Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of MMP, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New
 York,
New York 10022 at 8:30 a.m., on July 25, 1997, and any adjournments thereof.
 The
undersigned hereby acknowledges receipt of the Notice of Annual Meeting and
 Proxy
Statement and hereby instructs said attorneys and proxies to vote said shares as
indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only
one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any
proxy previously given.


						NOTE: Please sign exactly as your
name appears on this Proxy.
				 		If joint owners, EITHER may sign this
Proxy.  When signing as
						attorney, executor, administrator,
trustee, guardian or corporate
						officer, please give your full title.
						DATE:





						  Signature(s) (Title(s), if
applicable)
						  PLEASE SIGN, DATE AND RETURN
						  PROMPTLY IN THE ENCLOSED ENVELOPE



Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ELECTION OF NOMINEE AS
 DIRECTOR
AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposal.

1.  ELECTION OF DIRECTOR				FOR nominee listed  *
	WITHHOLD AUTHORITY  *
										to vote
for nominee

	Donald F. Crumrine

2.  To ratify the selection of Coopers & Lybrand L.L.P. as
	FOR  *     AGAINST  *     ABSTAIN  *
     independent accountants for the Fund.

The Board of Directors recommends that the shareholders vote "FOR" the election of
nominee and "FOR" ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund.


PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
	PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Money Market Cumulative Preferred Stock ("MMP"), of Preferred Income Opportunity Fund Incorporated, a Maryland
 corporation
(the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine and
 Christine
P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of
the undersigned all shares of MMP, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street,
 47th Floor,
New York, New York 10022 at 8:30 a.m., on July 25, 1997, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or
by substitute (or, if only one shall be so present, then that one) shall have and
may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


							NOTE: Please sign exactly as
your name appears on this Proxy.
	If joint owners, EITHER may sign this Proxy.  When signing
					attorney, executor, administrator, trustee,
guardian or corporate
	officer, please give your full title.
							DATE:





							 Signature(s) (Title(s), if
applicable)
							PLEASE SIGN, DATE AND RETURN
							PROMPTLY IN THE ENCLOSED
ENVELOPE



Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposal.

1.  ELECTION OF DIRECTOR

	Not Applicable

2.  To ratify the selection of Coopers & Lybrand L.L.P. as
	FOR  *     AGAINST   *     ABSTAIN  *
     independent accountants for the Fund.

The Board of Directors recommends that the shareholders vote "FOR"
 ratification of
the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund.


PREFERRED INCOME MANAGEMENT FUND INCORPORATED
	PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Money Market Cumulative Preferred Stock ("MMP"), of Preferred Income Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine and
 Christine P.
Ritch, attorneys and proxies for the undersigned, with full powers of substitution
and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of MMP, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor,
 New York,
New York 10022 at 8:30 a.m., on July 25, 1997, and any adjournments thereof.
 The
undersigned hereby acknowledges receipt of the Notice of Annual Meeting and
 Proxy
Statement and hereby instructs said attorneys and proxies to vote said shares as
indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only
one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any
proxy previously given.

							NOTE: Please sign exactly as
your name appears on this Proxy.
				 			If joint owners, EITHER may
sign this Proxy.  When signing as
							attorney, executor,
administrator, trustee, guardian or corporate
							officer, please give your full
title.
							DATE:





							   Signature(s) (Title(s), if
applicable)
							   PLEASE SIGN, DATE AND
RETURN
							   PROMPTLY IN THE ENCLOSED
ENVELOPE



Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEE AS DIRECTOR AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposal.

1.  ELECTION OF DIRECTOR				FOR nominee listed  *
	WITHHOLD AUTHORITY  *
										to vote
for nominee
	Morgan Gust

2.  To ratify the selection of Coopers & Lybrand L.L.P. as
	FOR   *     AGAINST  *      ABSTAIN   *
     independent accountants for the Fund.

The Board of Directors recommends that the shareholders vote "FOR" the election of
nominee and "FOR" ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund.



PREFERRED INCOME FUND INCORPORATED
	PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock, of Preferred Income Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on
behalf of the undersigned all
shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, One Citicorp
Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 at 8:30
 a.m.,
on July 25, 1997, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



	NOTE: Please sign exactly as your name appears on this Proxy.

	If joint owners, EITHER may sign this Proxy.  When signing as

	attorney, executor, administrator, trustee, guardian or corporate

	officer, please give your full title.

	DATE:





	    Signature(s) (Title(s), if applicable)

	    PLEASE SIGN, DATE AND RETURN

	PROMPTLY IN THE ENCLOSED ENVELOPE



Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTOR AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposal.

1.  ELECTION OF DIRECTORS				FOR nominees listed  *
	WITHHOLD AUTHORITY  *

	to vote for nominees
	Robert Wulf and David Gale


(Instruction: To withhold authority for any individual, write his name on the line below.)
_____________________________________________________________________

2.  To ratify the selection of Coopers & Lybrand L.L.P. as
	FOR   *     AGAINST  *      ABSTAIN   *
     independent accountants for the Fund.

The Board of Directors recommends that the shareholders vote "FOR" the election of
all nominees and "FOR" ratification of the selection of Coopers & Lybrand
 L.L.P.
as independent accountants for the Fund.


PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
	PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock, of Preferred Income
 Opportunity
Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints
Robert T. Flaherty, Donald F. Crumrine and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to
represent the undersigned and
to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the
 Fund
to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 at 8:30 a.m., on
 July 25,
1997, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the
 Meeting
in person or by substitute (or,
if only one shall be so present, then that one) shall have and may exercise all of
the power and authority of said proxies hereunder.  The undersigned hereby revokes
any proxy previously given.



	NOTE: Please sign exactly as your name appears on this Proxy.

	If joint owners, EITHER may sign this Proxy.  When signing as

	attorney, executor, administrator, trustee, guardian or corporate

	officer, please give your full title.

	DATE:





	    Signature(s) (Title(s), if applicable)

	    PLEASE SIGN, DATE AND RETURN

	PROMPTLY IN THE ENCLOSED ENVELOPE



Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEE AS DIRECTOR AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposal.

1.  ELECTION OF DIRECTOR				FOR nominee listed   *
	WITHHOLD AUTHORITY   *
										to vote
for nominees
	Martin Brody and David Gale

(Instruction: To withhold authority for any individual, write his name on the line below.)
_____________________________________________________________________

2.  To ratify the selection of Coopers & Lybrand L.L.P. as
	FOR  *      AGAINST  *     ABSTAIN   *
     independent accountants for the Fund.

The Board of Directors recommends that the shareholders vote "FOR" the election of
all nominees and "FOR" ratification of the selection of Coopers &
 Lybrand L.L.P.
as independent accountants for the Fund.


PREFERRED INCOME MANAGEMENT FUND INCORPORATED
	PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock, of Preferred Income Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints
Robert T. Flaherty, Donald F. Crumrine and Christine P. Ritch, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to
represent the undersigned and
to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund
to be held at the offices of Willkie Farr
& Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor,
 New York, New York 10022 at 8:30 a.m., on July 25, 1997, and any adjournments thereof. The undersigned hereby
acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the
 Meeting
in person or by substitute (or,
if only one shall be so present, then that one) shall have and may exercise all of
the power and authority of said proxies hereunder.  The undersigned hereby revokes
any proxy previously given.



	NOTE: Please sign exactly as your name appears on this Proxy.

	If joint owners, EITHER may sign this Proxy.  When signing as

	attorney, executor, administrator, trustee, guardian or corporate

	officer, please give your full title.

	DATE:





	    Signature(s) (Title(s), if applicable)

	    PLEASE SIGN, DATE AND RETURN

	PROMPTLY IN THE ENCLOSED ENVELOPE



Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEE AS DIRECTOR AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposal.

1.  ELECTION OF DIRECTORS				FOR nominees listed  *
	WITHHOLD AUTHORITY   *
										to vote
for nominees
	Robert T. Flaherty and David Gale


(Instruction: To withhold authority for any individual, write his name on the line below.)
_____________________________________________________________________


2.  To ratify the selection of Coopers & Lybrand L.L.P. as
	FOR   *     AGAINST  *      ABSTAIN  *
     independent accountants for the Fund.

The Board of Directors recommends that the shareholders vote "FOR" the election of
all nominees and "FOR" ratification of the selection of  Coopers & Lybrand
 L.L.P.
as independent accountants for the Fund.